UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022

STARRY GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41336	87-4759355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Chauncy Street, Suite 200 Boston, MA 02111		02111
(Address of principal executive offices)		(Zip Code)

(617) 861-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STRY	The New York Stock Exchange
Warrants to purchase 1.2415 shares of Class A common stock, each at an exercise price of $11.50 per 1.2415 shares of Class A common stock	STRY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Merger Transactions

As previously announced, Starry Group Holdings, Inc., a Delaware corporation (the “Company” or “New Starry”), entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 6, 2021, by and among the Company, FirstMark Horizon Acquisition Corp., a Delaware corporation (“FirstMark”), Sirius Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of FirstMark (“Merger Sub”) and Starry, Inc., a Delaware corporation (“Starry”).

Pursuant to the Merger Agreement, and described in the final prospectus and definitive proxy statement, dated February 11, 2022 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), in the section titled “Proposal No. 1 — The Business Combination Proposals,” the merger transactions were consummated in two steps: (i) on March 28, 2022 (the “SPAC Merger Effective Time”), FirstMark merged with and into New Starry (the “SPAC Merger”) with New Starry surviving the SPAC Merger as a publicly traded entity and the sole owner of Merger Sub; and (ii) on March 29, 2022 (the “Acquisition Merger Effective Date”), Merger Sub merged with and into Starry (the “Acquisition Merger” and, together with the SPAC Merger and all other transactions contemplated by the Merger Agreement, the “Business Combination”), with Starry surviving the Acquisition Merger as a wholly owned subsidiary of New Starry.

Immediately prior to the SPAC Merger Effective Time, (a) each then-outstanding share of Class B Common Stock, par value $0.0001 per share, of FirstMark (the “FirstMark Class B Common Stock”) held by FirstMark Horizon Sponsor LLC (“Sponsor Holdco”) was exchanged for shares of FirstMark Class A Common Stock (the FirstMark Class A Common Stock together with the FirstMark Class B Common Stock, the “FirstMark Common Stock”) equal to (i) 9,230,000 divided by (ii) the Class A Exchange Ratio (as defined in the Merger Agreement) and (b) all 30,000 outstanding shares of FirstMark Class B Common Stock held by each independent director was exchanged and converted into the number of shares of FirstMark Class A Common Stock equal to: (i) 30,000 divided by (ii) the Class A Exchange Ratio (as defined in the Merger Agreement).

At the SPAC Merger Effective Time, pursuant to the SPAC Merger: (a) each then-outstanding share of common stock, par value $0.01 per share, of New Starry (the “New Starry Common Stock”) was redeemed for par value; (b) each unit of FirstMark (the “FirstMark Units”) that was outstanding immediately prior to the SPAC Merger Effective Time was separated into its underlying one share of FirstMark Class A Common Stock and one-third of one warrant to purchase FirstMark Class A Common Stock (a “FirstMark Warrant”); (c) each then-outstanding share of FirstMark Class A Common Stock (including, for the avoidance of doubt, shares of FirstMark Class A Common Stock issued upon the exchange of the FirstMark Class B Common Stock described in the preceding paragraph and the separation of the FirstMark Units described in (b) above, but excluding any shares of FirstMark Class A Common Stock subject to a proper exercise of appraisal rights under the Merger Agreement and applicable law) was canceled and converted into shares of Class A Common Stock, par value $0.0001 per share, of New Starry (the “New Starry Class A Common Stock”) equal to 1.2415 shares of New Starry Class A Common Stock per share of FirstMark Class A Common Stock; (d) each then-outstanding FirstMark Warrant (including, for the avoidance of doubt, FirstMark Warrants following the separation of FirstMark Units as described in clause (b)) was assumed and converted automatically into a New Starry Warrant to purchase 1.2415 shares of New Starry Class A Common Stock, pursuant to that certain warrant agreement by and between FirstMark and Continental Stock Transfer & Trust Company (the “Warrant Agent”) (as amended by that certain Warrant Assignment, Assumption and Amendment Agreement, entered into by and among FirstMark, New Starry and the Warrant Agent in connection with the closing of the SPAC Merger); and (e) each share of FirstMark Common Stock held by FirstMark or its subsidiaries as treasury stock was canceled for no payment or consideration.

Immediately prior to the effective time of the Acquisition Merger (the “Acquisition Merger Effective Time”), (a) each then-outstanding share of Starry Preferred Stock (as defined in the Proxy Statement/Prospectus, and excluding the Series Z Preferred Stock, par value $0.001 per share of Starry (“Starry Series Z Preferred Stock”)) converted automatically into a number of shares of common stock, par value $0.001 per share, of Starry (“Starry Common Stock”) at the then-effective conversion rate as calculated pursuant to the certificate of incorporation of Starry (the “Conversion”); and (b) each then-outstanding and unexercised warrant of Starry (the “Starry Warrants”) automatically was exercised in exchange for shares of Starry Common Stock pursuant to the terms of such Starry Warrant and was automatically canceled, extinguished and retired and cease to exist.

At the Acquisition Merger Effective Time, pursuant to the Acquisition Merger: (a) each then-outstanding share of Starry Common Stock, including shares of Starry Common Stock resulting from the Conversion, were canceled and automatically converted into the right to receive (i) with respect to Chaitanya Kanojia, the number of shares of Class X Common Stock, par value $0.0001 per share, of New Starry (the “New Starry Class X Common Stock”) and (ii) with respect to any other persons who held Starry Common Stock, the number of shares of New Starry Class A Common Stock, in each case, equal to 0.1841 shares of New Starry Common Stock for each share of Starry Common Stock (the “Acquisition Merger Exchange Ratio”); (b) each share of then-outstanding Starry Series Z Preferred Stock converted automatically into the right to receive shares of New Starry Class A Common Stock on a one-to-one basis; (c) each then-outstanding and unexercised option exercisable for shares of Starry Common Stock (a “Starry Option”) was converted into an option exercisable for shares of New Starry Class A Common Stock (a “New Starry Option”), on the same terms and conditions as were applicable to such Starry Option, based on the Acquisition Merger Exchange Ratio and (d) each then-outstanding award of restricted stock units of Starry (a “Starry RSU Award”) was converted into an award covering shares of New Starry Class A Common Stock (a “New Starry RSU Award”), on the same terms and conditions as were applicable to such Starry RSU Award, based on the Acquisition Merger Exchange Ratio.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Unless otherwise specified, capitalized terms used in this Current Report on Form 8-K (this “Report”) but not defined herein have the meanings given to such terms in the Proxy Statement/Prospectus.

PIPE Investment, Series Z Investment and Merger Agreement Waiver

As previously announced, on October 6, 2021, concurrently with the execution of the Merger Agreement, New Starry and FirstMark entered into subscription agreements (the “PIPE Subscription Agreements”) with certain accredited investors (the “PIPE Investors”), pursuant to which the PIPE Investors purchased an aggregate of 10,900,000 shares of New Starry Class A Common Stock (the “PIPE Subscribed Shares”) for a price of $10.00 per share and an aggregate purchase price of $109.0 million (the “PIPE Investment”) following the SPAC Merger Effective Time and immediately prior to the Acquisition Merger Effective Time. Also on October 6, 2021, concurrently with the execution of the Merger Agreement, Starry entered into a subscription agreement (the “Series Z Subscription Agreement,” and together with the PIPE Subscription Agreement, the “Subscription Agreements”) with certain accredited investors affiliated with Sponsor Holdco (the “Series Z Investors”), pursuant to which the Series Z Investors purchased an aggregate of 2,100,000 shares of Starry Series Z Preferred Stock (the “Series Z Subscribed Shares”) for a price of $10.00 per share and an aggregate purchase price of $21.0 million (the “Series Z Investment”) following the SPAC Merger Effective Time and immediately prior to the Acquisition Merger Effective Time. At the Acquisition Merger Effective Time, each share of the then-outstanding Starry Series Z Preferred Stock converted automatically into the right to receive shares of New Starry Class A Common Stock on a one-to-one basis.

Pursuant to the terms of the Merger Agreement, the consummation of the Business Combination was subject to the satisfaction or waiver of certain customary closing conditions. At the time of the execution of the Merger Agreement, such closing conditions included, among others, that the amount equal to, as of immediately prior to the Acquisition Merger Effective Time: (A) the funds contained in FirstMark’s trust account; plus (B) all other Cash and Cash Equivalents (as defined in the Merger Agreement) of New Starry; minus (C) the aggregate amount of cash proceeds required to satisfy the redemption of any shares of FirstMark’s Class A common stock pursuant to the redemption offer (to the extent not already paid as of immediately prior to the Acquisition Merger Effective Time); plus (D) the PIPE Investment actually received by FirstMark or New Starry at or prior to the closing of the Acquisition Merger (the “Acquisition Merger Closing Date”); plus (E) net cash proceeds actually received by Starry in consideration for the issuance of Additional Funding Shares (as defined in the Merger Agreement) (including pursuant to the Series Z Subscription Agreements) prior to the Acquisition Merger Closing Date shall be at least $300.0 million (the “Minimum Cash Condition”). At the time of the execution of the Merger Agreement, the closing of the PIPE Investment and the Series Z Investment was also subject to the satisfaction or waiver of the closing of the offering of the Convertible Notes (as defined in the PIPE Subscription Agreements). Further, the Merger Agreement provided that Starry would use reasonable best efforts to deliver payoff letters and related documentation with respect to certain of its indebtedness at least two business days prior to the Acquisition Merger Closing Date. In addition, the terms of the Merger Agreement provided that, unless otherwise approved by Starry, FirstMark not permit any amendment or modification to be made to, any waiver of, or provide consent to modify, any provision or remedy under any Subscription Agreements.

In connection with the consummation of the Business Combination, the parties to the Merger Agreement entered into a Merger Agreement Waiver (the “Merger Agreement Waiver”) and, together with the parties to the Subscription Agreements, entered into (as applicable) a Waiver and Amendment No. 1 to the PIPE Subscription Agreement (the “PIPE Subscription Amendment”) and Waiver and Amendment No. 1 to the Series Z Subscription Agreements (the “Series Z Subscription Amendment”), each dated on or around March 25, 2022, pursuant to which they agreed to waive, among other items, the Minimum Cash Condition, the above mentioned terms (as applicable) of the Merger Agreement and conditions to closing of the Business Combination and certain other terms and conditions to each of the Merger Agreement and Subscription Agreements, including, for the avoidance of doubt, the closing of the offering of the Convertible Notes. The previously announced Convertible Notes were not issued in connection with the closing of the Business Combination. The parties to the PIPE Subscription Agreements also agreed to reduce the purchase price per share of each PIPE Subscribed Share from $10.00 per share to $7.50 per share. Further, the parties agreed to increase the aggregate of number of shares of PIPE Subscribed Shares issuable pursuant to the PIPE Subscription Agreements from 10,900,000 to 14,533,334. Similarly, the parties to the Series Z Subscription Agreements also agreed to reduce the purchase price per share of each Series Z Subscribed Share from $10.00 per share to $7.50 per share and to increase the aggregate number of Series Z Subscribed Shares issuable pursuant to the Series Z Subscription Agreements from 2,100,000 to 2,800,000.

In addition, on March 25, 2022, Starry and Tiger Global Private Investment Partners IX, LP (“Tiger”) entered into an additional Series Z Subscription Agreement (the “Tiger Series Z Subscription Agreement”) pursuant to which Tiger agreed to subscribe for 1,333,333 shares of Starry Series Z Preferred Stock at a purchase price per share of $7.50 for a purchase price equal to approximately $10.0 million.

Amendment to the Sponsor Support Agreement

On October 6, 2021, FirstMark entered into a Support Agreement (the “Sponsor Support Agreement”), by and among FirstMark, the Sponsor Holdco, the persons set forth on Schedule I thereto (together with the Sponsor Holdco, the “Sponsors”), New Starry and Starry, pursuant to which the Sponsors agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Pursuant to the terms of the Sponsor Support Agreement, each Sponsor agreed that, immediately prior to the SPAC Merger Effective Time, each Sponsor would contribute, transfer, assign, convey and deliver to FirstMark all of each Sponsor’s right, title and interest in, to and under such Sponsor’s shares of FirstMark Class B Common Stock in exchange for shares of FirstMark Class A Common Stock (the “Class B Exchange”). Pursuant to the terms of the Sponsor Support Agreement Amendment, FirstMark, New Starry, Starry and the Sponsors further agreed that, in connection with the Class B Exchange, the Sponsor Holdco would exchange and convert its 10,230,000 shares of FirstMark Class B Common Stock into 5,385,109 shares of FirstMark Class A Common Stock equal to 6,685,613 divided by 1.2415.

In connection with the consummation of the Business Combination, the parties to the Sponsor Support Agreement entered into an Amendment to the Sponsor Support Agreement, dated March 28, 2022 (the “Sponsor Support Agreement Amendment”), pursuant to which they agreed to amend the Sponsor Support Agreement such that the number of shares of New Starry Class A Common Stock that will be subject to the First Target Earn-out Shares (as defined in the Sponsor Support Agreement) be 2,224,167 shares, the number of shares of New Starry Class A Common Stock that will be subject to the Second Target Earn-out Shares (as defined in the Sponsor Support Agreement) be 951,973 shares and the number of New Starry Class A Common Stock that will be subject to the Third Target Earn-out Shares (as defined in the Sponsor Support Agreement) be 951,973 shares.

The foregoing description of the PIPE Subscription Agreements, Series Z Subscription Agreements, Merger Agreement Waiver, PIPE Subscription Amendment, Series Z Subscription Amendment, Sponsor Support Agreement, Sponsor Support Agreement Amendment and Tiger Series Z Subscription Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Form of PIPE Subscription Agreement, Form of Series Z Subscription Agreement, Merger Agreement Waiver, Form of PIPE Subscription Amendment, Series Z Subscription Amendment, Sponsor Support Agreement, Sponsor Support Agreement Amendment and Tiger Series Z Subscription Agreement, which are attached as Exhibit 10.2, Exhibit 10.4, Exhibit 10.10, Exhibit 10.3, Exhibit 10.5, Exhibit 10.7, Exhibit 10.8 and Exhibit 10.6, respectively, and the terms of which are incorporated by reference herein.

Immediately after giving effect to the Business Combination, there were 157,054,774 shares of New Starry Class A Common Stock outstanding, 9,268,335 shares of New Starry Class X Common Stock outstanding and 25,641,113 warrants to purchase New Starry Class A Common Stock outstanding. Upon the consummation of the Business Combination, the shares of FirstMark Class A Common Stock, the FirstMark Warrants and the FirstMark Units ceased trading on The New York Stock Exchange (the “NYSE”), and the New Starry Class A Common Stock and New Starry Warrants began trading on the NYSE under the symbols “STRY” and “STRY WS,” respectively. Immediately upon the consummation of the Business Combination, New Starry’s ownership was as follows (without taking into account any shares such persons may have purchased or sold in the open market prior to the consummation of the Business Combination):

•

Starry’s former stockholders owned 126,660,943 shares of New Starry Class A Common Stock or approximately 80.6% of the shares of outstanding New Starry Class A Common Stock, which represents approximately 37.0% of the voting power of New Starry (excluding, for the avoidance of doubt, shares of New Starry Class X Common Stock and shares of New Starry Class A Common Stock issued in connection with the PIPE Investment or the Series Z Investment, which are reflected in the second, fourth and fifth bullets below, respectively);

•

Chaitanya Kanojia owned 9,268,335 shares of New Starry Class X Common Stock, or 100% of the outstanding New Starry Class X Common Stock, and after taking into account all shares of New Starry Class A Common Stock beneficially owned by Mr. Kanojia, Mr. Kanojia beneficially owned approximately 13.8% of the outstanding shares of New Starry Common Stock representing approximately 58.1% of the voting power of New Starry;

•

FirstMark’s former public stockholders owned 4,499,443 shares of New Starry Class A Common Stock, or approximately 2.9% of the outstanding shares of New Starry Class A Common Stock, which represents approximately 1.3% of the voting power of New Starry (excluding the 422,108 shares of New Starry Class A Common Stock issued pursuant to the Non-Redemption Agreements);

•

the 14,533,334 shares of New Starry Class A Common Stock issued in the PIPE Investment represent approximately 9.3% of the outstanding shares of New Starry Class A Common Stock, or approximately 4.2% of the voting power of New Starry;

•

the 4,133,333 shares of New Starry Class A Common Stock issued in exchange for the Starry Series Z Preferred Stock represent approximately 2.6% of the outstanding shares of New Starry Class A Common Stock, or approximately 1.2% of the voting power of New Starry; and

•

the Sponsors owned 6,805,613 shares of New Starry Class A Common Stock (including 4,128,113 Earnout Shares subject to forfeiture to New Starry if certain performance-based vesting requirements are not met), or approximately 4.3% of the outstanding New Starry Class A Common Stock, which represents approximately 2.0% of the voting power of New Starry.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

Pursuant to the Merger Agreement, FirstMark, New Starry, certain equity holders of FirstMark (“FirstMark Equity holders”) and certain equity holders of Starry (“Starry Equity holders,” and together with FirstMark Equity holders, the “Equity holders”), entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) immediately prior to the Acquisition Merger Effective Time, pursuant to which New Starry agreed to, within 30 days of the Acquisition Merger Effective Date, register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Starry Common Stock and other equity securities of New Starry that are held by the parties thereto from time to time. The Registration Rights Agreement also provides for certain demand rights and piggyback registration rights in favor of the Equity holders and their respective permitted transferees, subject to customary underwriter cutbacks. New Starry has agreed to pay certain fees and expenses relating to registrations pursuant to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Bylaws

Lock-up Provisions

The Company’s bylaws provide that the holders (the “Lock-up Holders”) of the New Starry Common Stock issued (a) at the Acquisition Merger Effective Time upon conversion of the shares of Starry Common Stock, pursuant to the Acquisition Merger or (b) to directors, officers and employees of New Starry upon the settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Acquisition Merger Closing in respect of awards of Starry Common Stock outstanding immediately prior to the Acquisition Merger Closing (excluding, for the avoidance of doubt, the SPAC Warrants (as defined in the Merger Agreement)) (“New Starry Equity Award Shares”), may not transfer any shares of New Starry Common Stock held by the Lock-up Holders immediately following the closing of the Acquisition Merger (including warrants to purchase shares of New Starry Common Stock and any such shares issued upon exercise thereof, but excluding any shares of New Starry Common Stock or such warrants acquired in the public market, pursuant to a transaction exempt from registration under the Securities Act or pursuant to a subscription agreement where the issuance of New Starry Common Stock occurs on or after the Acquisition Merger Closing) or any New Starry Equity Award Shares, until the end of the period beginning on the Acquisition Merger Closing Date and ending at 8:00 am Eastern Time on the date that is 180 days after (and excluding) the Acquisition Merger Closing Date, subject to the early lock-up releases in accordance with the exceptions set in the Company’s bylaws.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by New Starry of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to New Starry, or, at New Starry’s request, service as directors or officers of other entities, in each case, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Credit Agreement

On March 26, 2022, Starry entered into a Seventh Amendment (the “Seventh Amendment”) to the Amended and Restated Credit Agreement, dated as of December 13, 2019, among Starry, Starry Spectrum Holdings LLC, Starry (MA), Inc., Starry Spectrum LLC, Testco LLC, Widmo Holdings LLC and Vibrant Composites, Inc., as borrowers, the lenders party thereto from time to time and ArrowMark Agency Services, LLC, as administrative agent.

The Seventh Amendment, among other things, (i) amended and restated an affirmative covenant requiring the Company to provide annual audited financial statements without a “going concern” or like qualification, exception or emphasis and (ii) redefined the term “Change in Control” to exclude the Business Combination with respect to contemplating the prepayment penalty. As a result of such amendments, the Company was in compliance with all bank covenants as of December 31, 2021. Without such amendments the Company would have been in default and the outstanding long-term debt balance would be payable upon demand. The lender has retained all other covenant requirements.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by the full text of the Seventh Amendment, which is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated into this Item 2.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of New Starry. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report (including in information that is incorporated by reference into this Report), words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of New Starry, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Factors that may impact such forward-looking statements include:

•	the ability of New Starry to realize the benefits expected from the Business Combination;

•	the ability to maintain the listing of New Starry Class A Common Stock and New Starry Warrants on the NYSE;

•	limited liquidity and trading of New Starry’s securities;

•	costs related to being a public company;

•	the ability of New Starry to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;

•	the fact that New Starry has incurred significant operating losses in the past and may not be able to achieve or maintain profitability in the future;

•	New Starry’s limited operating history;

•	the ability of New Starry to expand existing product and service offerings into new markets or to launch new product or service offerings;

•	the ability of New Starry to effectively compete in the competitive broadband industry;

•

the ability of New Starry to maintain or obtain rights to use licensed spectrum in markets in which it provides or intends to provide service and any declines in the value of New Starry’s FCC licenses;

•	the ability of New Starry to maintain or obtain rights to provide its services in apartment buildings and to install its equipment on vertical assets;

•	the unavailability, reduction, elimination or adverse application of government subsidies, including through the Rural Digital Opportunity Fund and Emergency Broadband Benefit program;

•	the success of New Starry’s marketing efforts and ability to attract customers in a cost-effective manner;

•	the ability of New Starry to maintain and enhance its reputation and brand and differentiate itself from its competitors;

•	the success of New Starry’s strategic relationships with third parties;

•

New Starry’s dependence on a limited number of third-party suppliers, manufacturers and licensors to supply some of the hardware and software necessary to provide some of its services, and any disruption in New Starry’s relationships with these parties;

•	any failure by suppliers to deliver components according to schedules, prices, quality and volumes that are acceptable to New Starry;

•	the ability of New Starry to comply with extensive governmental legislation and regulation and the cost of doing so;

•	any disruption or failure of, or defects in, the network and information systems on which New Starry relies;

•

the enforceability of New Starry’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cybersecurity risks or potential breaches of data security;

•	the ability of New Starry to maintain an effective system of internal controls over financial reporting;

•	New Starry’s ability to retain or recruit, or adapt to changes required in, its founders, executive officers, key personnel or directors;

•	the impact of the COVID-19 pandemic; and

•

other factors detailed in Part I, Item 1A of New Starry’s Annual Report on Form 10-K under “Risk Factors,” filed with the SEC on March 31, 2022 (the “Annual Report”), which is incorporated herein by reference.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Report and in any document incorporated by reference are more fully described in Part I, Item 1A under “Risk Factors” and elsewhere in the Annual Report, which is incorporated herein by reference. The risks described in the Annual Report are not exhaustive. Other sections of the Annual Report describe additional factors that could adversely affect the business, financial condition or results of operations of New Starry. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can New Starry assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by New Starry or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. New Starry undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of New Starry is described in Part I, Item 1 of the Annual Report entitled “Business,” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to New Starry’s business and operations are set forth in Part I, Item 1A of the Annual Report entitled “Risk Factors” and that information is incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Report concerning the financial information of Starry is incorporated by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for Starry for the years ended December 31, 2021 and 2020 is described in Part II, Item 7 of the Annual Report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in Part II, Item 7A of the Annual Report under “Quantitative and Qualitative Disclosures about Market Risk,” and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

Information with respect to the beneficial ownership of New Starry Common Stock is set forth in Part III, Item 12 of the Annual Report entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and that information is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Business Combination are described in Part III, Item 10 of the Annual Report entitled “Directors, Executive Officers and Corporate Governance,” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in Part III, Item 10 of the Annual Report under the heading “Director Independence,” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Company’s board of directors immediately after the consummation of the Business Combination is set forth in Part III, Item 10 of the Annual Report under the heading “Board Committees,” and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Starry before the consummation of the Business Combination and the named executive officers of New Starry after the consummation of the Business Combination is set forth in Part III, Item 11 of the Annual Report entitled “Executive Compensation,” and that information is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 5.02 of this Report under the headings “Starry Group Holdings, Inc. 2022 Incentive Award Plan” and “Starry Group Holdings, Inc. 2022 Employee Stock Purchase Plan,” which is incorporated herein by reference.

Director Compensation

None of the Company’s directors for the fiscal year ended December 31, 2021 or any prior fiscal years have received any compensation for their services as a director. The Company is evaluating its compensation program for non-employee directors and intends to adopt a non-employee compensation program consistent with market practices to the extent appropriate.

A description of the compensation of the directors of Starry before the consummation of the Business Combination is set forth in Part III, Item 11 of the Annual Report entitled “Executive Compensation,” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in Part III, Item 13 of the Annual Report entitled “Certain Relationships and Related Transactions, and Director Independence,” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in Part I, Item 3 of the Annual Report under “Legal Proceedings,” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Reference is made to the disclosure regarding market price of and dividends on New Starry’s common equity and other related stockholder matters in Part II, Item 5 of the Annual Report under “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities,” and that information is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of New Starry’s securities is contained in Exhibit 4.4 hereto and incorporated herein by reference.

Immediately following the consummation of the Business Combination, there were 157,054,774 shares of New Starry Class A Common Stock issued and outstanding, held of record by 361 holders; 9,268,335 shares of New Starry Class X Common Stock issued and outstanding, held of record by one holder; no shares of preferred stock outstanding; and 25,641,113 warrants to purchase New Starry Class A Common Stock issued and outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure regarding legal proceedings in Part II, Item 9 of the Annual Report and that information is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Credit Agreement” under Item 1.01 of this Report is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

Reference is made to the disclosure regarding recent sales of unregistered equity securities set forth in Part II, Item 5 of the Annual Report under the heading “Recent Sales of Unregistered Securities,” and that information is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Business Combination, William Lundregan and Brian Regan resigned from the Company’s board of directors and Chaitanya Kanojia, James Chiddix, Amish Jani, Elizabeth A. Graham and Robert L. Nabors II were appointed as directors of the Company. The Company established the following three committees of the Company’s board of directors: audit committee, compensation committee and nominating and corporate governance committee. Mr. Chiddix, Mr. Jani and Ms. Graham were appointed to serve on the Company’s audit committee, with Mr. Chiddix serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Mr. Jani, Mr. Chiddix, Mr. Nabors and Ms. Graham were appointed to serve on the Company’s compensation committee, with Ms. Graham serving as the chair. Ms. Graham, Mr. Jani and Mr. Nabors were appointed to serve on the Company’s nominating and corporate governance committee, with Mr. Jani serving as the chair.

Additionally, upon consummation of the Business Combination, Mr. Kanojia, was appointed as the Company’s Chief Executive Officer; Komal Misra was appointed as Executive Vice President and Chief Financial Officer; Joseph Lipowski was appointed as Executive Vice President and Chief Technology Officer; Alex Moulle-Berteaux was appointed as Executive Vice President and Chief Operating Officer; Virginia Lam Abrams was appointed as Executive Vice President, Government Affairs and Strategic Advancement; William Lundregan was appointed as Executive Vice President, Chief Legal Officer and Secretary; Jeremy MacKechnie was appointed as Executive Vice President, Head of People and Customer Experience; and Brian Regan was appointed as Executive Vice President, Strategy and Chief of Staff.

Reference is made to the disclosure described in Part III, Item 10 of the Annual Report under the heading “Executive Officers” for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference.

Starry Group Holdings, Inc. 2022 Incentive Award Plan

In connection with the consummation of the Business Combination, the Company adopted the Starry Group Holdings, Inc. 2022 Incentive Award Plan (the “New Starry 2022 Plan”). The New Starry 2022 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units and other stock or cash-based awards. Employees, consultants and directors, and employees and consultants of New Starry and its subsidiaries may be eligible to receive awards under the New Starry 2022 Plan. The New Starry 2022 Plan is administered by the Company’s board of directors or the compensation committee of the board of directors, referred to herein as the “plan administrator,” subject to the limitations imposed under the New Starry 2022 Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the New Starry 2022 Plan, to interpret the New Starry 2022 Plan and award agreements, to impose a mandatory holding period pursuant to which some or all participants may not dispose of or transfer shares issued under the New Starry 2022 Plan for a period of time determined by the plan administrator in its discretion, and to adopt, amend and repeal rules for the administration of the New Starry 2022 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the New Starry 2022 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the New Starry 2022 Plan.

The aggregate number of shares of New Starry Class A Common Stock available for issuance under the New Starry 2022 Plan, which may be issued shall not exceed the sum of (i) 22,775,288 shares of New Starry Class A Common Stock and an annual increase on the first day of each calendar year beginning January 1, 2023 and ending on and including January 1, 2031, equal to the lesser or (A) 5.0 % of the aggregate number of shares of New Starry Class A Common Stock and New Starry Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of New Starry Class A Common Stock as determined by the Company’s board of directors.

A more complete summary of the terms of the New Starry 2022 Plan is set forth in the Proxy Statement/Prospectus, in the section titled “Proposal No. 5 — The Equity Incentive Plan Proposal.” That summary and the foregoing description of the New Starry 2022 Plan are qualified in their entirety by reference to the text of the New Starry 2022 Plan, which is attached as Exhibit 10.20 hereto and incorporated herein by reference.

Starry Group Holdings, Inc. 2022 Employee Stock Purchase Plan

In connection with the consummation of the Business Combination, the Company adopted the Starry Group Holdings, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”).

The ESPP is comprised of two distinct components in order to provide increased flexibility to grant the right to purchase shares of New Starry Class A Common Stock under the ESPP to U.S. and to non-U.S. employees. Specifically, the ESPP authorizes (1) the grant of the right to purchase shares of New Starry Class A Common Stock by U.S. employees that are intended to qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code (the “Section 423 Component”) and (2) the grant of the right to purchase shares of New Starry Class A Common Stock that are not intended to qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code to facilitate participation for employees located outside of the U.S. to provide flexibility to comply with non-U.S. law and other considerations (the “Non-Section 423 Component”). Where permitted under local law and custom, the Company expects that the Non-Section 423 Component will generally be operated and administered on terms and conditions similar to the Section 423 Component. The ESPP is administered by the compensation committee of the Company’s board of directors, referred to collectively as the “Plan Administrator.”

The maximum number of shares of New Starry Class A Common Stock that may be issued under the ESPP is 4,555,058 shares.

In addition to the foregoing, subject to the terms of the ESPP, on the first day of each calendar year beginning on January 1, 2023 and ending on and including January 1, 2031, the number of New Starry Class A Common Stock available for issuance under the ESPP shall be increased by that number of New Starry Class A Common Stock equal to the lesser of (a) 1.0% of the aggregate number of shares of New Starry Class A Common Stock and New Starry Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of New Starry Class A Common Stock as determined by the Company’s board of directors. If any right granted under the ESPP shall for any reason terminate without having been exercised, the New Starry Class A Common Stock not purchased under such right shall again become available for issuance under the ESPP. Subject to the terms of the ESPP, the number of New Starry Class A Common Stock that may be issued or transferred pursuant to the rights granted under the Section 423 Component of the Plan shall not exceed an aggregate of 45,550,580 Shares.

A more complete summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 6: The ESPP Proposal.” That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which is attached as Exhibit 10.21 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Business Combination, the Company amended and restated its certificate of incorporation (as amended, the “Charter”) and amended and restated its bylaws (as amended, the “Bylaws”). The material terms of the Charter and the Bylaws and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the section titled “Proposal No. 3—The Advisory Organizational Documents Proposals,” which description is incorporated herein by reference.

The Charter and Bylaws are set forth in Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, the Company’s board of directors approved and adopted a new Code of Conduct and Ethics applicable to all employees, officers and directors of New Starry. A copy of the Code of Conduct and Ethics can be found at www.starry.com/investors under the link “Governance.” The above description of the Code of Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Conduct and Ethics, a copy of which is attached as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

FirstMark ceased to be a shell company upon the closing of the Business Combination and, additionally, ceased to exist as it merged into New Starry. The material terms of the Business Combination are described in the sections titled “The Merger Agreement” and “Proposal No. 1 — The Business Combination Proposals” of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Starry, Inc. as of and for the years ended December 31, 2021 and 2020 are contained in Item 15(a)(1) to the Annual Report and are incorporated herein by reference.

The audited consolidated financial statements of FirstMark as of December 31, 2021 and 2020 and for the year ended December 31, 2021 and the period from August 13, 2020 (inception) through December 31, 2020 are contained in Part II, Item 8 to FirstMark’s Annual Report on Form 10-K, filed with the SEC on March 28, 2022, and are incorporated herein by reference.

The audited consolidated balance sheets of New Starry as of December 31, 2021 and September 17, 2021 are contained in Item 15(a)(1) to the Annual Report and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New Starry as of and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

13

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of October 6, 2021, as amended, by and among FirstMark Horizon Acquisition Corp., Sirius Merger Sub, Inc., Starry Holdings, Inc. and Starry, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on February 9, 2022).

3.1	Amended and Restated Certificate of Incorporation of Starry Group Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

3.2	Bylaws of Starry Group Holdings, Inc. (incorporated by reference to Exhibit 3.2 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

4.1	Warrant Agreement, dated October 8, 2020, between FirstMark Horizon Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to FirstMark Horizon Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39585), filed with the SEC on October 8, 2020).

4.2	Warrant Assignment, Assumption and Amendment Agreement, dated March 28, 2022, by and among FirstMark Horizon Acquisition Corp., Starry Group Holdings, Inc., and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

4.3	Specimen Warrant Certificate of Starry Group Holdings, Inc. (incorporated by reference to Exhibit 4.3 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

4.4	Description of Capital Stock (incorporated by reference to Exhibit 4.4 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.2	Form of the PIPE Subscription Agreement (incorporated by reference to Exhibit 10.3 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on February 9, 2022).

10.3	Form of Amendment and Waiver to PIPE Subscription Agreement (incorporated by reference to Exhibit 10.3 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.4	Form of the Series Z Subscription Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on February 9, 2022).

10.5	Waiver and Amendment to Series Z Subscription Agreement, dated March 28, 2022, by and among Starry, Inc. and certain investors affiliated with FirstMark Horizon Sponsor LLC (incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.6	Series Z Subscription Agreement, dated March 25, 2022, between Starry, Inc. and Tiger Global Private Investment Partners IX, LP (incorporated by reference to Exhibit 10.6 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.7	Sponsor Support Agreement, dated as of October 6, 2021, by and among FirstMark Horizon Sponsor LLC, certain directors of FirstMark Horizon Acquisition Corp., FirstMark Horizon Acquisition Corp., Starry Holdings, Inc. and Starry, Inc. (incorporated by reference to Exhibit 10.6 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on February 9, 2022).

10.8	Amendment to Sponsor Support Agreement, dated March 28, 2022, by and among FirstMark Horizon Sponsor LLC, certain directors of FirstMark Horizon Acquisition Corp., FirstMark Horizon Acquisitions Corp., Starry Group Holdings, Inc., and Starry, Inc. (incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.9	Amended and Restated Registration Rights Agreement, dated March 28, 2022, by and among Starry Group Holdings, Inc., FirstMark Horizon Acquisition Corp., and certain equityholders of FirstMark Horizon Acquisition Corp. (incorporated by reference to Exhibit 10.9 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.10	Merger Agreement Waiver, dated March 28, 2022, by and among FirstMark Horizon Acquisition Corp., Sirius Merger Sub, Inc., Starry Group Holdings, Inc., and Starry, Inc. (incorporated by reference to Exhibit 10.10 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.11	Form of Non-Redemption Agreement, dated March 9, 2022 (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.12	Amended and Restated Credit Agreement, dated December 13, 2019 (as conformed through the Fifth Amendment), by and among Starry, Inc., Starry Spectrum Holdings LLC, Starry (MA), Inc., Starry Spectrum LLC, Testco LLC, Widmo Holdings LLC and Vibrant Composites Inc., as borrowers, the lenders party thereto and ArrowMark Agency Services, LLC, as administrative agent (incorporated by reference to Exhibit 10.12 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.13	Sixth Amendment to the Credit Agreement, dated as of January 13, 2022 (incorporated by reference to Exhibit 10.13 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.14	Seventh Amendment to the Credit Agreement, dated as of March 26, 2022 (incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.15	Starry, Inc. Amended and Restated 2014 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.16	March 2021 Amendment to the Amended and Restated 2014 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.17	Form of Executive Incentive Stock Option Agreement under the Starry, Inc. Amended and Restated 2014 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.18	Form of Employee Incentive Stock Option Agreement under the Starry, Inc. Amended and Restated 2014 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.19	Form of Restricted Stock Unit Agreement under the Starry, Inc. Amended and Restated 2014 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.20	Starry Group Holdings, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.21	Starry Group Holdings, Inc. 2022 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.21 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.22†+	Amended and Restated Master Access Agreement, dated May 22, 2018, by and between Starry, Inc. and Related Management Company, L.P. (incorporated by reference to Exhibit 10.14 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.23†+	Amended and Restated Strategic Alliance Agreement, dated May 11, 2021, by and between Starry, Inc. and AEP Ventures, LLC (incorporated by reference to Exhibit 10.15 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.24†+	Amendment No. 1 to the Amended and Restated Strategic Alliance Agreement, dated September 14, 2021, by and between Starry, Inc. and AEP Ventures, LLC (incorporated by reference to Exhibit 10.16 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.25†+	Strategic Alliance Agreement, dated March 30, 2021, by and between Starry, Inc. and QSI, Inc. (incorporated by reference to Exhibit 10.17 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.26†+	Manufacturing Services Agreement, dated March 1, 2021, by and between Starry, Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.18 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on December 20, 2021).

10.27†+	Master Services Agreement, dated December 8, 2021 between Starry, Inc. and Abside Networks, Inc. (incorporated by reference to Exhibit 10.19 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on January 14, 2022).

10.28†+	Development Agreement, dated August 27, 2021 between Starry, Inc. and Semiconductor Components Industries, LLC (incorporated by reference to Exhibit 10.20 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on January 14, 2022).

10.29	Offer Letter by and between Chaitanya Kanojia and Starry, Inc., dated as of June 10, 2015 (incorporated by reference to Exhibit 10.29 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.30	Offer Letter by and between Joseph Lipowski and Starry, Inc., dated as of February 24, 2015 (incorporated by reference to Exhibit 10.30 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.31	Offer Letter by and between Alex Moulle-Berteaux and Starry, Inc., dated as of February 24, 2015 (incorporated by reference to Exhibit 10.31 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

10.32	Separation Agreement by and between Gregg Bien and Starry, Inc., dated September 3, 2020 (incorporated by reference to Exhibit 10.32 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

14.1	Code of Conduct and Ethics of Starry Group Holdings, Inc. (incorporated by reference to Exhibit 14.1 to the Annual Report on Form 10-K (File No. 001-41336), filed with the SEC on March 31, 2022).

21.1	List of subsidiaries of Starry Group Holdings, Inc. (incorporated by reference to Exhibit 21.1 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-260847), filed with the SEC on February 9, 2022).

99.1	Unaudited pro forma condensed combined financial information of Starry Group Holdings, Inc. as of and for the year ended December 31, 2021.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item (601)(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARRY GROUP HOLDINGS, INC.

By:	/s/ Chaitanya Kanojia
Name: Chaitanya Kanojia
Title: Chief Executive Officer

Date: April 1, 2022